EXHIBIT 10.4F
                                                                       EXECUTION

                                MITEL CORPORATION

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


                  This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 19, 1999, and entered into by and among Mitel Corporation, a corporation organized under the laws of Canada ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Goldman Sachs Credit Partners L.P. ("GSCP") as arranger, advisor and syndication agent (in such capacity, the "Syndication Agent") and Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent, and for purposes of Section 9 hereof, the Subsidiary Guarantors listed on the signature pages hereto (collectively the "Credit Support Parties"), and is made with reference to that certain Credit Agreement dated as of February 12, 1998, by and among Company, Lenders, GSCP, as Syndication Agent, and CIBC, as Administrative Agent (as amended through the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Company has requested that Requisite Lenders amend Subsection 7.5 of the Credit Agreement to permit Company to purchase Company common shares in the open market subject to certain limitations as more fully set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENT TO CREDIT AGREEMENT

         Subject to the terms and conditions hereof and in reliance on the representations and warranties contained herein, Company and Lenders hereby agree as follows:

                  A. Amendment to Section 1.

                  1. Section 1 of the Credit Agreement is hereby amended by inserting a new definition of "Company Common Stock" therein in alphabetical order as follows:

                  "Company Common Stock" means common shares of Company, without par value.


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                  2. Section 1 of the Credit Agreement is hereby further amended by amending and restating the definition of "Consolidated Excess Cash Flow" appearing therein in its entirety as follows:

                           `"Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (u) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (v) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures),
         (w) Consolidated Cash Interest Expense, (x) cash dividends and other cash distributions on any shares of Company Preferred Stock but only to the extent actually made and only to the extent such dividends or other distributions are permitted pursuant to subsection 7.5, (y) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period and (z) cash payments actually made by Company during such period to purchase or repurchase Company Common Stock pursuant to and subject to the limitations of subsection 7.5."

                  B. Amendment to Section 7. Subsection 7.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "7.5     Restricted Junior Payments.

                            Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Company may (a) make scheduled dividend payments to the holders of the Company Preferred Stock pursuant to the terms of the Company Certificate of Designations in an aggregate amount not to exceed Cdn$3,250,000 in any Fiscal Year, (b) make scheduled repurchases of shares of Company Preferred Stock pursuant to the Company Certificate of Designations for an aggregate consideration not to exceed Cdn$2,250,000 in any Fiscal Year, (c) redeem or repurchase options to purchase shares of Company Common Stock granted to Company's employees in lieu of such employees exercising such options and (d) from and after May 20, 1999, purchase or repurchase through the open market shares of Company Common Stock held by Persons other than Company for an aggregate cumulative consideration not to exceed Cdn $117,000,000; provided that (i) purchases or repurchases under this clause (d) shall be made pursuant to and shall comply in all respects with the Toronto Stock Exchange's Policy Statement for Normal Course Issuer Bids and (ii) immediately after giving effect to any such


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         purchase or repurchase, Company shall be in compliance on a pro forma basis with the covenants set forth in Sections 6 and 7 of this Agreement."

Section 2. CONDITIONS TO EFFECTIVENESS

                  Notwithstanding anything to the contrary herein, this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fifth Amendment Effective Date"):

                  A. Company and each Credit Support Party shall have delivered to Administrative Agent sufficient originally executed copies for each Lender and its counsel of this Amendment;

                  B. Requisite Lenders shall each have executed a counterpart of this Amendment;

                  C. Company and Administrative Agent shall have received written notification of such execution by such Lenders and authorization of delivery thereof; and

                  D. Agent shall have received, for the ratable benefit of Lenders executing a counterpart hereof on or before 5:00 p.m. (EDT) on May 19, 1999 (the "Consenting Lenders"), an amendment fee equal to 0.1% of the sum as of such date of (i) the Revolving Loan Commitments of the Consenting Lenders, (ii) the aggregate outstanding principal amount of Tranche A Term Loans of the Consenting Lenders and (iii) the aggregate outstanding principal amount of AXELs Series B of the Consenting Lenders.

Section 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company hereby represents and warrants that after giving effect to this Amendment:

                  A. Corporate Power and Authority. Each of Company and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment, and each of Company and each Credit Support Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment.

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement") have been duly authorized by all necessary corporate action on the part of Company.

                  C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will


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not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries (other than, with respect to the exercise of certain remedies under the U.K. Guarantee and Debenture, as such remedies may be affected by certain government contracts in the United Kingdom), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                  D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  H. No Change to Organizational Documents. Neither the Certificate of Incorporation nor the Bylaws of Company has been amended, supplemented or otherwise modified since the Closing Date.

Section 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND
           THE OTHER LOAN DOCUMENTS.


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                  A. On and after the Fifth Amendment Effective Date, each
reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  D. This Amendment supercedes any prior correspondence concerning the subject matter hereof.

Section 5. FEES AND EXPENSES.

                  Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

Section 6. HEADINGS.

                  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 7. COUNTERPARTS

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 8. GOVERNING LAW

                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


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Section 9. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES

          Each undersigned Credit Support Party is a party to one or more of the Subsidiary Security Agreement (U.S.), the Subsidiary Pledge Agreement (U.S.), the Subsidiary Patent and Trademark Security Agreement (U.S.), the U.K. Pledge Agreement, the U.K. Guarantee and Debenture, the Copyright Security Agreement and certain other Collateral Documents delivered pursuant to the Credit Agreement (collectively, the "Subsidiary Collateral Documents") and either the Subsidiary Guaranty or the U.K. Guarantee and Debenture in each case as amended through the Fifth Amendment Effective Date, pursuant to which each Credit Support Party has (a) guarantied the Obligations and (b) created Liens in favor of Administrative Agent on certain Collateral and pledged certain Collateral to Administrative Agent to secure the obligations of such Credit Support Parties under the Guaranties. The Subsidiary Guaranty, U.K. Guarantee and Debenture and the other Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document) and "Indebtedness" (as defined in the U.K. Guarantee and Debenture), including without limitation the payment and performance of all such "Guarantied Obligations", "Secured Obligations" or "Indebtedness", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties made by it contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to


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require the consent of such Credit Support Party to any future amendments to the
Credit Agreement.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    COMPANY:

                                    MITEL CORPORATION

                                              ----------------------------------
                                              Name:
                                              Title



                                    LENDERS:

                                    GOLDMAN SACHS CANADA CREDIT PARTNERS CO., as a Lender



                                              ----------------------------------
                                              Authorized Signatory


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as a Lender and as Administrative Agent



                                              ----------------------------------
                                              Executive Director

FIFTH AMENDMENT

                                    CREDIT SUPPORT PARTIES:


                                    MITEL TELECOM LIMITED


                                              ----------------------------------
                                              Name:
                                              Title:

                                    MITEL SEMICONDUCTOR LIMITED


                                              ----------------------------------
                                              Name:
                                              Title:

                                    MITEL, INC.


                                              ----------------------------------
                                              Name:
                                              Title:

                                    MITEL TELECOMMUNICATIONS SYSTEMS, INC.


                                              ----------------------------------
                                              Name:
                                              Title:

                                    MITEL (BARBADOS) LTD.


                                              ----------------------------------
                                              Name:
                                              Title:

FIFTH AMENDMENT

                                    LENDERS:.

                                    ----------------------------------
                                    [Insert name of Lender]

                                              ----------------------------------
                                              Name:
                                              Title:
FIFTH AMENDMENT

                                                                      Exhibit 21

                      SUBSIDIARY AND PRINCIPAL INVESTMENTS

Subsidiaries*

Mitel, Inc.
U.S.A.

Mitel Communications Solutions, Inc.
U.S.A.

Mitel Telecom Limited
Great Britain

Mitel Semiconductor Limited
Great Britain

Mitel (Far East) Limited
Hong Kong

Mitel Semiconductor AB
Sweden

Mitel (Barbados) Limited
Barbados



Principal Investments

Mitel de Mexico S.A. de C.V. Mexico

Tianchi-Mitel Telecommunications Corporation

* All subsidiaries are 100% owned, directly or indirectly, by Mitel Corporation.

                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

         We consent to the use in this Annual Report on Form 10-K of Mitel Corporation of our report with respect to the Company's consolidated financial statements for the year ended March 26, 1999.

         We consent to the incorporation by reference in the Registration Statements (Forms S-8 numbers 2-74833, 2-78545, 2-84711, 2-86511, 2-92200,
2-92201, 2-92494, 33-1371, 33-9682, 33-45716, 33-98946 and 333-66315) pertaining to the Stock Purchase Plan for Eligible U.S. Employees, the Stock Option Plan for Key Employees, the Basic Stock Option Plan, The Stock Option Plan for Key Employees, the 1984 Stock Option Plan, the Basic Stock Option Plan, the United Kingdom Savings Related Share Option Scheme, the 1985 Stock Option/Stock Purchase Plan, the Preferred Share Purchase Plan, the 1991 Stock Option Plan for Key Employees and Stock Option Grant to Anthony F. Griffiths and the 1991 Stock Option Plan for Key Employees and Non-Employee Directors respectively, and in the Registration Statements (Forms S-3 numbers 2-81989, 2-82262, 2-88432, 2-91496 and 2-96412) of Mitel Corporation, and in the related prospectuses, of our report dated May 6, 1999 with respect to the consolidated financial statements of Mitel Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended March 26, 1999.

         Our audit also included the financial statement schedule of Mitel Corporation listed in Item 14(a)2. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Ottawa, Canada,

                                                           /s/ ERNST & YOUNG LLP
June 24, 1999.                                                 ERNST & YOUNG LLP